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                                                                    EXHIBIT 10.7

Roger M. Pomerance, Esq.          817510   OFF
Roger M. Pomerance, P.A.                   REC 1287         PAGE 0266
1900 Corporate Blvd., NW
Suite 201A, East Building
Boca Raton, Florida 33431

Property Appraisers Parcel  00002970000000010101
  Identification (Folio) Number(s):  #4-057
  Alternate Key Number: 1003069
                                          DS Paid  11,900.00     Date  12/30/93
                                                   ---------           --------
                                                                 [clerk's stamp]
Grantee TIN:  __________________________________

                             SPECIAL WARRANTY DEED


         This Special Warranty Deed, made the 29th day of December, 1993, by CHEVRON U.S.A. INC., a Pennsylvania corporation, having a mailing address of P.O. Box 1706, Atlanta, GA 30301 (hereinafter called the "Grantor"), to KEY WEST CONCH HARBOR, INC., a Florida corporation, having a mailing address of 830 Eaton St., Key West, FL 33040 (hereinafter called the "Grantee").

     [Wherever used herein the terms "Grantor" and "Grantee" include the parties to this instrument defined above and each of their respective successors and assigns.]

         WITNESSETH: That the Grantor, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other valuable consideration, receipt whereof is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the Grantee, all that certain real property lying, situate and being in Monroe County, Florida and more particularly described as:

         SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN
                       (herein called the "Property")

         The Property is conveyed subject to the following:

         SEE EXHIBIT "B" ATTACHED HERETO AND INCORPORATED HEREIN

         TOGETHER with all the tenements, hereditaments, appurtenances thereto belonging or in anywise appertaining.

         To HAVE AND TO HOLD, the same in fee simple forever.

         AND Grantor hereby covenants with Grantee that, except as noted on Exhibit "B", at the time of delivery of this Special Warranty Deed, Grantor was lawfully seized of the Property in fee simple, the Property was free from all encumbrances made by Grantor, and that Grantor hereby warrants the title to the Property and will defend same against the lawful claims and demands of all persons claiming by, through or under Grantor, but against none other.





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         In Witness Whereof, Grantor has signed and sealed these presents the day and year first above written.

Signed, sealed and delivered
in the presence of:

                                               CHEVRON U.S.A. INC.
                                               a Pennsylvania corporation


 /s/  Marrell Parker
------------------------------------
[Signature of Witness]


  Marrell Parker                               By:  /s/  W. J. Young
------------------------------------             -----------------------------
[Printed Name of Witness]
                                                    PRINT NAME:  W. J. Young
                                                               ---------------

  /s/  Audrey B. Chapline
------------------------------------
[Signature of Witness]                              its:  Assistant Secretary
                                                       -----------------------
                                                          [PRINT TITLE ABOVE]

  Audrey B. Chapline
------------------------------------
[Printed Name of Witness]

                                                                [Corporate Seal]



STATE OF GEORGIA

COUNTY OF COBB

         I HEREBY CERTIFY that, on this day before me, an officer duly qualified to take acknowledgements, personally appeared W.J. Young , as Assistant Secretary of CHEVRON U.S.A. INC., a Pennsylvania corporation, who is personally known to me or who has produced ____________________________ as identification, and who executed the foregoing instrument and acknowledged before me that __he executed the same for the purposes set forth therein.

         WITNESS my hand and seal in the County and State last aforesaid this 17 day of December, 1993.


                                           /s/  Elizabeth A. Lemoire
                                           -----------------------------------
                                           Print Name:  Elizabeth A. Lemoire
                                                     -------------------------
                                           Notary Public
         [Notary Seal]                     Commission No.:
                                                         ---------------------

My Commission expires:  7/4/94





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